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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 October 4, 2004

                                    RPC, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                       1-8726                   58-1550825
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-2140


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 4, 2004, registrant issued a press release titled "RPC, Inc. to Present at the New York Society of Security Analysts Seventh Annual Energy Conference," that announced a presentation that RPC was to make on October 7, 2004 at 9:50 AM.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99 - Press Release dated October 4, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         RPC, Inc.

Date: October 4, 2004                       By:      /s/ Ben M. Palmer
                                                 _______________________________
                                                         Ben M. Palmer
                                                         Vice President,
                                                         Chief Financial Officer
                                                         and Treasurer


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